EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of December 15, 2006

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

North & South America Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	Tarpon	Mid 110's	Gulf of Mexico	Mar. 07	Next to shipyard for repairs for approximately 20 days
ENSCO 68	MLT 84-CE	400	Chevron	Mid 120's	Gulf of Mexico	Feb. 07	In shipyard approximately 14 days mid Dec., mid 150's, then returns to work with rate increasing to mid 180's
ENSCO 74	MLT Super 116-C	400	Apache	Mid 120's	Gulf of Mexico	Jan. 07	Next to Nexen, mid 140's to Apr. 07, then rate increases to mid 180's to Oct. 07
ENSCO 75	MLT Super 116-C	400	Hydro GOM	Mid 180's	Gulf of Mexico	Mar. 07
ENSCO 81	MLT 116-C	350	Walter	Mid 80's	Gulf of Mexico	Jan. 07
ENSCO 82	MLT 116-C	300	Chevron	Mid 150's	Gulf of Mexico	Jan. 07
ENSCO 83	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Mar. 07
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	High 90's	Gulf of Mexico	Dec. 06	Market rate, next to Samson to May 07, mid 120's, and unpriced option, then to Santos to Dec. 07, low 150's, and unpriced option
ENSCO 87	MLT 116-C	350	Newfield	Low 90's	Gulf of Mexico	Jan. 07
ENSCO 89	MLT 82 SD-C	250	Bois d'Arc	Mid 70's	Gulf of Mexico	Jan. 07
ENSCO 90	MLT 82 SD-C	250	Apache	Mid 120's	Gulf of Mexico	Mar. 07
ENSCO 93	MLT 82 SD-C	250	Hunt Oil	Mid 120's	Gulf of Mexico	Jan. 07
ENSCO 98	MLT 82 SD-C	250	Remington	Mid 70's	Gulf of Mexico	Dec. 06	Next to Stone to Jun. 07, mid 110's
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	High 90's	Gulf of Mexico	Jan. 07	Next to shipyard for repairs for 14 - 21 days
ENSCO 105	KFELS MOD V-B	400	Apache	Mid 120's	Gulf of Mexico	Feb. 07	Next to mobilize to Tunisia for up to 24-month program with British Gas, low 200's plus cost adjustments, and unpriced options
Semisubmersibles
ENSCO 7500	Dynamically Positioned	8000	Chevron	Mid 190's	Gulf of Mexico	Feb. 10	Rate increases Feb. 08 to low 350's and Feb. 09 to low 380's plus cost adjustments, and 1-year unpriced option
ENSCO 8500	Dynamically Positioned	8500	Under construction		Singapore	2Q 08	Contracted in Gulf of Mexico to Anadarko, Dominion, Kerr McGee to 3Q 12, low 250's plus cost adjustments & lump sum payment of $20 million, and four 1-year same-rate options
ENSCO 8501	Dynamically Positioned	8500	Under construction		Singapore	1Q 09	Contracted in Gulf of Mexico to Nexen and Noble Energy to 4Q 12, low 330's plus cost adjustments, and unpriced options
ENSCO 8502	Dynamically Positioned	8500	Under construction		Singapore	4Q 09
Platform Rig
ENSCO 25	3000 HP API		Chevron	Mid 30's	Gulf of Mexico	Dec. 06	Warm stacked, sale of rig pending, anticipate Dec. 06 finalization
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of December 15, 2006

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

South America
ENSCO 69	MLT 84-S	400	ConocoPhillips	Mid 70's	Venezuela	Sep. 07	Four 1-well options, low 70's plus cost adjustments
Europe & Africa
North Sea
ENSCO 70	Hitachi K1032N	250	ATP	High 160's	UK	Jun. 07	Rate increases Jan. 07 to mid 190's plus cost adjustments. Next to DONG in Denmark, three wells, market or mutually agreed rate, and well to well unpriced options
ENSCO 71	Hitachi K1032N	225	Maersk	Mid 90's	Denmark	Aug. 07	One 1-year option, low 100's
ENSCO 72	Hitachi K1025N	225	Total	Mid 170's	Netherlands	Dec. 07	Plus cost adjustments, rate increases Jan. 07 to high 190's plus cost adjustments, and unpriced option
ENSCO 80	MLT 116-CE	225	ConocoPhillips	High 160's	UK	Dec. 07	Plus cost adjustments, rate increases Jan. 07 to mid 190's plus cost adjustments
ENSCO 85	MLT 116-C	225	Newfield	High 160's	UK	Dec. 07	Plus cost adjustments, rate increases Jan. 07 to mid 190's plus cost adjustments, and unpriced options
ENSCO 92	MLT 116-C	225	BP	High 160's	UK	Jan. 08	Plus cost adjustments, and unpriced options (sublet to Peak to Jan. 07)
ENSCO 101	KFELS MOD V-A	400	Tullow	High 170's	UK	Dec. 07	Plus cost adjustments, rate increases Jan. 07 to low 270's plus cost adjustments, and unpriced options
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Mid 150's	UK	Jul. 07	Rate increases Apr. 07 to high 270's plus cost adjustments, and unpriced options (sublet to DONG Nov. 06 to May 07, then to BG for one well in UK, low 270's plus cost adjustments)
Africa
ENSCO 100	MLT 150-88-C	350	ExxonMobil	Low 140's	Nigeria	Apr. 07	Plus cost adjustments, and unpriced option
Asia & Pacific Rim
Middle East/ India
ENSCO 50	F&G L-780 Mod II-C	300	British Gas	High 90's	India	Jan. 09	Rate increases Jan. 07 to high 160's plus cost adjustments, and unpriced option
ENSCO 53	F&G L-780 Mod II-C	300	British Gas	High 90's	India	Jan. 08	Rate increases Jan. 07 to mid 170's plus cost adjustments, and unpriced option
ENSCO 54	F&G L-780 Mod II-C	300	Ras Gas	Mid 50's	Qatar	Aug. 07	One 1-well option, mid 50's
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100's	Saudi Arabia	Sep. 08	Two 1-year options, mid 120's to high 130's
ENSCO 84	MLT 82 SD-C	250	Maersk	Mid 160's	Qatar	Nov. 09	Plus cost adjustments
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 60's	Qatar	Dec. 07	Three 5-well options, high 70's to low 100's
ENSCO 94	Hitachi 250-C	250	Ras Gas	Mid 50's	Qatar	Feb. 09	Rate increases Sep. 07 to high 50's, and one 7-well option, low 60's
ENSCO 95	Hitachi 250-C	250	Saudi Aramco	Mid 70's	Saudi Arabia	Nov. 08	Two 1-year options, mid 80's to mid 90's
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Dec. 08	One 1-year option, mid 90's
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Oct. 07	Three 1-year options, low 90's to low 110's
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of December 15, 2006

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Southeast Asia/
Australia
ENSCO 51	F&G L-780 Mod II-C	300	Shell	Mid 80's	Brunei	Jan. 08	Rate adjusts to average market rate every six months, rate increases Jan. 07 to low 100's (next adj. Jul. 07)
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Low 110's	Malaysia	Nov. 07	Next expect to work to Nov. 10, low 160's plus cost adjustments
ENSCO 56	F&G L-780 Mod II-C	300	Shell	Mid 80's	New Zealand	Oct. 07	Plus cost adjustments, and options at average market rate, then expect to work for approximately one month, mid 140's, and unpriced options
ENSCO 57	F&G L-780 Mod II-C	300	Murphy	Low 100's	Malaysia	Dec. 06	Next to Petronas Carigali to Dec. 09, low 160's plus cost adjustments
ENSCO 67	MLT 84-C	400	Apache	Low 100's	Australia	Feb. 07	Next to ConocoPhillips in Indonesia to Nov. 07, high 140's, and unpriced options
ENSCO 104	KFELS MOD V-B	400	CHOC	Mid 130's	Malaysia	Oct. 07	Plus cost adjustments. Rate increases Jan. 07 to mid 220's plus cost adjustments. Next to BP in Indonesia, 6-months at mid 220's, 6-months at mid 230's, and priced 290-day option, mid 250's plus cost adjustments
ENSCO 106	KFELS MOD V-B	400	Apache	High 180's	Australia	Feb. 08	Rate increases Mar. 07 to mid 260's plus cost adjustments, and unpriced option
ENSCO 107	KFELS MOD V-B	400	KNOC	Mid 110's	Vietnam	May 07	Plus cost adjustments, and 1-well same-rate option. Next to Origin in New Zealand to Dec. 07, mid 180's plus cost adjustments, and 3-well same-rate options; then to OMV to Aug. 08, low 200's plus cost adjustments, and unpriced options
ENSCO 108	KFELS MOD V-B	400	Under construction		Singapore	Apr. 07	Next to BP in Indonesia to Apr. 08, mid 170's, rate increases late Oct. 07 to low 180's, and options Apr. 08 to Oct. 08, mid 190's, then to Apr. 09, low 200's, and 1-year unpriced option

ENSCO I	Barge Rig		Total	Low 50's	Indonesia	Apr. 07

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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